MAST0311C 30 year 4.8's User ID: mgenis Deals Directory: /home/mgenis/DEALS
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Collateral Description Date: 11/17/2003 21:50:04 UBS Investment Bank
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Settlement Date: 11/28/2003 WHOLE 30 year WAC: 5.00 WAM: 179.00 Pricing Speed: 250 PSA
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Num Name Bond PassThru WAC WAM WALA Date Factor Bal owned Bal used Orig used * In Box

1 WHOLE 1 4.78450 5.07450 179 1 0/ 0 0.00000000 56286450.00 56286450.00 Inf 0.00
2 WHOLE 1 4.40610 4.69610 179 1 0/ 0 0.00000000 14619300.00 14619300.00 Inf 0.00

5.00 179.00 1.00 70905750.00 70905750.00 Inf 0.00